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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                Amendment No. 2

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         APRIL 20, 2005
                                                  ------------------------------


                     UNITED AMERICAN HEALTHCARE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          MICHIGAN                        000-18839               38-2526913
----------------------------             ------------        -------------------
(State or other jurisdiction             (Commission           (IRS Employer
     of incorporation)                   File Number)        Identification No.)


300 RIVER PLACE, SUITE 4950, DETROIT, MICHIGAN                      48207
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  (Address of principal executive offices)                        (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE            (313) 393-4571
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communication pursuant to Rule 425 under the Securities Act.

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 8.01.  OTHER EVENTS.

To correct the inadvertent omission of the word "not" from the final paragraph in Item 8.01 of the Form 8-K Current Report Filed on April 21, 2005, we set forth the corrected paragraph below. This corrected paragraph entirely supersedes the paragraph that it replaces.

"The notice also asserts that its findings of fact describe potential grounds for termination of the Health Plan's TennCare contract. Although we acknowledge that any such termination would have a material adverse effect on the Health Plan and UAHC, we do not agree that those findings are accurate and accordingly are now evaluating its and our available legal recourse and remedies regarding the order."



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 21, 2005                     UNITED AMERICAN HEALTHCARE CORPORATION


                                          By: /s/ Stephen D. Harris
                                             -----------------------------------
                                              Name:  Stephen D. Harris
                                              Title: Chief Financial Officer


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